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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported):    April 17, 2001




                          CADENCE DESIGN SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)





          Delaware                                  1-10606                            77-0148231
(State or Other Jurisdiction                   (Commission File                     (I.R.S. Employer
     of Incorporation )                             Number)                      Identification Number)

                          2655 SEELY AVENUE, BUILDING 5
                           SAN JOSE, CALIFORNIA 95134
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (408) 943-1234

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ITEM 5. OTHER EVENTS.

     On April 17, 2001, Cadence Design Systems, Inc., a Delaware corporation (the "Registrant"), announced the request to the Securities and Exchange Commission by its subsidiary, Tality Corporation, for the withdrawal of its Registration Statement on Form S-1 under the Securities Act of 1933, as amended.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Not applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of April 17, 2001.

                                   CADENCE DESIGN SYSTEMS, INC.


                                   By: /s/ R.L. Smith McKeithen
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                                       R.L. Smith McKeithen
                                       Senior Vice President and General Counsel


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